UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

AMERICAN INTERNATIONAL INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]	No fee required.

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[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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AMERICAN INTERNATIONAL INDUSTRIES, INC.
601 Cien Street, Suite 235
Kemah, Texas 77565-3077
(281) 334-9479

August __, 2009

Dear Shareholder:

The accompanying proxy is being solicited by the Board of Directors of American International Industries, Inc. (the "Company") to be voted at the Company's Annual Meeting of shareholders to be held at Landry's, #1 Kemah Boardwalk, Kemah TX 77565 on November 18, 2009 at 10:30 a.m., local time (the "Meeting"), and any adjournments thereof. You are cordially invited to attend our Meeting and we hope you will be present to hear management's report to our shareholders.

The costs of preparing and mailing the enclosed proxy materials will be borne by the Company. The Company may use the services of its officers and employees (who will receive no compensation) to solicit proxies. The Company intends to request banks and brokerage firms holding shares of the Company's common stock to forward copies of the proxy materials to the beneficial owners for whom they hold the shares and to request authority for the execution of proxies. The Company will reimburse banks and brokers for their out-of-pocket expenses. The Company may also elect to retain the services of a solicitation firm to aid in the solicitation of proxies, in which event the Company will pay the fees and expenses of such firm.

A list of shareholders entitled to vote at the Meeting will be available for examination by shareholders for a proper purpose during normal business hours at the Company's offices in Kemah, TX for a period of at least ten days prior to the Meeting.

The attached notice of meeting and Proxy Statement describe the matters to be acted upon. If you plan to attend the meeting in person, please mark the designated box on the proxy card.  If you are a shareholder of record, you should bring the enclosed bottom half of the proxy card as your admission card and present the card upon entering the Meeting. If you are planning to attend the Meeting and your shares are held in street name (by a bank or brokerage firm, for example), you should ask the record owner for a legal proxy or bring your most recent bank or brokerage account statement to the Meeting so that we can verify your ownership of shares of American International Industries, Inc. common stock and the number of shares you are entitled to vote at the Meeting.

Whether or not you plan to attend personally, and regardless of the number of shares you own, it is important that your shares be represented at the Meeting. Accordingly, we urge you to complete the enclosed proxy and return it to our vote tabulators promptly in the postage-prepaid envelope provided. If you do attend the Meeting and wish to vote in person, you may withdraw your proxy at that time. You may also elect to vote your shares by telephone or electronically via the Internet.

YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THE ENCLOSED PROXY, VOTE YOUR SHARES BY TELEPHONE OR INTERNET, OR ATTEND THE ANNUAL MEETING IN PERSON.

I sincerely hope that you can find time to attend our Annual Meeting and I look forward to seeing you there.

AMERICAN INTERNATIONAL INDUSTRIES, INC. /s/ Daniel Dror Chief Executive Officer, President and Chairman

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF AMERICAN INTERNATIONAL INDUSTRIES, INC.

TO OUR SHAREHOLDERS:

The Annual Meeting of shareholders of American International Industries, Inc., a Nevada corporation, will be held at Landry's, #1 Kemah Boardwalk, Kemah TX 77565 on November 18, 2009 at 10:30 a.m., local time (the "Meeting"), for the following purposes:

1. To elect five (5) directors to serve on our board until the next annual meeting of shareholders or until their successors are elected and qualified;
2. To ratify our selection of GBH CPAs, PC as independent auditors for 2009;
3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed September 30, 2009 as the record date for determining the shareholders entitled to notice of and to vote at the Meeting and consequently, only shareholders whose names appear on our books as owning our common stock at the close of business on September 30, 2009 will be entitled to notice of and to vote at, the Meeting and any adjournment or postponement thereof. ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. It is important that your common shares be represented and voted at the Meeting. Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the Meeting. A postage-prepaid envelope is enclosed for that purpose. Your proxy may be revoked at any time prior to the Meeting. If you decide to attend the Meeting and wish to change your proxy vote, you may do so by voting in person at the Meeting. Shareholders attending the meeting whose shares are held in the name of a broker or other nominee should bring with them a legal proxy or most recent account statement from that firm confirming their ownership of shares.

Alternatively, in lieu of returning signed proxy cards, the Company’s shareholders of record can vote their shares by telephone or via the Internet. If you are a registered shareholder (that is, if you hold your stock in certificate form), you may vote by telephone or electronically through the Internet by following the instructions included with your proxy card. If your shares are held in “street name” such as in a stock brokerage account or by a bank or other nominee, please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically through the Internet. The deadline for voting by telephone or electronically through the Internet is 11:59 p.m., New York time, on the business day prior to the date of the Meeting.
By Order of the Board of Directors /s/ Daniel Dror Chief Executive Officer, President and Chairman
Kemah, TX August __, 2009

AMERICAN INTERNATIONAL INDUSTRIES, INC.
601 Cien Street, Suite 235
Kemah, Texas 77565-3077

ANNUAL MEETING OF SHAREHOLDERS - TO BE HELD ON NOVEMBER 18, 2009

PROXY STATEMENT

ABOUT THE ANNUAL MEETING

WHO IS SOLICITING MY VOTE?

The Board of Directors of American International Industries, Inc. is soliciting your vote at the 2009 Annual Meeting of our shareholders.

WHAT WILL I BE VOTING ON?

1. Election of five (5) persons to our Board of Directors;	(See page 18)
2. Approval of GBH CPAs, PC as our independent auditors for 2009; and	(See page 19)
3. Such other business as may properly come before the meeting or any adjournment or postponement thereof.	(See page 20)

HOW MANY VOTES DO I HAVE?

You will have one vote for every share of American International Industries, Inc. common stock owned by you on September 30, 2009, the Record Date.

HOW MANY VOTES CAN BE CAST BY ALL COMMON SHAREHOLDERS?

Only holders of record of the approximately 8,845,000 shares of our common stock outstanding at the close of business on the Record Date, September 30, 2009 will be entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. On each matter to be considered at the Meeting, each shareholder will be entitled to cast one vote for each share of our common stock held of record by such stockholder on September 30, 2009.

Pursuant to Nevada law, directors are elected by a plurality vote. The other matters submitted for shareholder approval at the Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on such matters. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. The election of directors is a matter on which a broker or other nominee is empowered to vote. Accordingly, broker non-votes and abstentions will not affect this proposal. Shareholders are not permitted to cumulate their shares for the purpose of electing directors or otherwise.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

In order to constitute a quorum for the conduct of business at the Meeting, a majority of the outstanding shares of the common stock of American International Industries, Inc. entitled to vote at the Meeting must be present or represented by proxy at the Meeting. Shares that abstain from voting on any proposal, or that are represented by "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal) will be treated as shares that are present and entitled to vote at the Meeting for purposes of determining whether a quorum exists. Holders may vote in person or via paper ballot as explained on the enclosed proxy card. We urge you to vote by proxy even if you plan to attend the Meeting, so that we will know as soon as possible that enough votes will be present for us to hold the Meeting.

HOW DO I VOTE?

You can vote either in person at the Meeting or by proxy without attending the Meeting. You can also vote by telephone or electronically via the Internet as discussed below and on the proxy card.

To vote by proxy, you must fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope.

If you want to vote in person at the Meeting and you hold your American International Industries, Inc. shares of common stock through a bank or a securities brokerage firm (that is, in street name), you must obtain a proxy from your bank or broker and bring that proxy to the Meeting. If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the Broadridge Investor Communication Services online program. This program provides eligible shareholders who receive a paper copy of the Annual Report and Proxy Statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in Broadridge's program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy in the self-addressed, postage-paid envelope provided.

Alternatively, in lieu of returning signed proxy cards, the Company’s shareholders of record can vote their shares by telephone or via the Internet. If you are a registered shareholder (that is, if you hold your stock in certificate form), you may vote by telephone or electronically through the Internet by following the instructions included with your proxy card. If your shares are held in “street name” such as in a stock brokerage account or by a bank or other nominee, please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically through the Internet. The deadline for voting by telephone or electronically through the Internet is 11:59 p.m., New York time, on the business day prior to the date of the Meeting.

CAN I CHANGE MY VOTE?

Yes. Just send in a new proxy card with a later date, or send a written notice of revocation to American International Industries' Secretary, attention Rebekah Laird-Ruthstrom, at the address on the cover of this Proxy Statement. If you attend the Meeting and want to vote in person, you can request that your previously submitted proxy not be used.

WHAT IF I DO NOT VOTE FOR SOME OF THE MATTERS LISTED ON MY PROXY CARD?

If you return a signed proxy card without indicating your vote, your shares will be voted "FOR" the nominees listed on the card and "FOR" GBH CPAs as independent auditors for 2009.

WHAT IF I VOTE "ABSTAIN"?

Except with respect to votes for directors, a vote to "abstain" on any matter will have the effect of a vote against.

CAN MY SHARES BE VOTED IF I DO NOT RETURN MY PROXY CARD AND DO NOT ATTEND THE ANNUAL MEETING?

If you do not vote your shares held in street name, your bank or broker can vote your shares on any of the matters scheduled to come before the Meeting.

If you do not vote your shares held in street name, and your bank or broker does not vote them, the votes will be broker non-votes, which will have no effect on the vote for any matter scheduled to be considered at the Meeting other than the proposed increase in authorized common stock where broker non-votes will have the effect of a vote against the proposal. If you do not vote your shares held in your name, your shares will not be voted.

COULD OTHER MATTERS BE DECIDED AT THE ANNUAL MEETING?

We do not know of any other matters that will be considered at the Meeting. If a shareholder proposal that was excluded from this Proxy Statement is brought before the Meeting, we will vote the proxies against the proposal. If any other matters arise at the Meeting, the proxies will be voted at the discretion of the proxy holders.

WHAT HAPPENS IF THE MEETING IS POSTPONED OR ADJOURNED?

Your proxy will still be valid and may be voted at the postponed or adjourned Meeting. You will still be able to change or revoke your proxy until it is voted.

SOLICITATION OF PROXIES

The Company will pay the cost of this proxy solicitation. Pursuant to SEC rules, we are making this proxy statement and our Annual Report on Form 10-K available to our shareholders electronically via the Internet. In addition to soliciting proxies by Internet and mail, we expect that a number of our employees will solicit shareholders personally and by telephone. None of these employees will receive any additional or special compensation for doing this. We will, on request, reimburse banks, brokerage firms and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners of our common stock and obtaining their voting instructions.

ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT ON FORM 10-K

We are pleased to take advantage of the SEC rule allowing companies to furnish proxy materials to their shareholders via the Internet. We believe that the e-proxy process expedites shareholders’ receipt of proxy materials and lowers the costs and reduces the environmental impact of our annual meeting of shareholders. Accordingly, we have mailed to our shareholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and Annual Report on Form 10-K via the Internet and how to vote online. The Notice of Internet Availability of Proxy Materials and proxy statement also contain instructions on how you can receive a paper copy of the proxy materials. If you elect to receive a printed copy of our proxy materials, our 2008 Annual Report on Form 10-K will be mailed to you along with this proxy statement.

The Notice of Internet Availability of Proxy Materials is being mailed to our shareholders beginning on or about October 19, 2009.  The attached proxy statement is being made available to our shareholders beginning on or about October 19, 2009.

Your vote is important. Please vote your shares promptly. To vote your shares, you can use the Internet as described in the Notice of Internet Availability of Proxy Materials in the attached proxy statement and on your proxy card; call the toll-free telephone number as described in the attached proxy statement and on your proxy card; or complete, sign and date your proxy card and return your proxy card by mail.

For future annual meetings of shareholders, shareholders can consent to accessing their proxy materials, including the Notice of Internet Availability of Proxy Materials, the proxy statement and the annual report, electronically in lieu of receiving them by mail. To receive materials electronically, you will need access to a computer and an e-mail account. You will have the opportunity to revoke your request for electronic delivery at any time without charge.

If you are a registered shareholder and you have not already done so, you can choose this electronic delivery option by following the instructions provided when voting via the Internet and provided on the proxy card. Your choice will remain in effect unless you revoke it by contacting our transfer agent, Registrar and Transfer Company,10 Commerce Drive, Cranford, NJ 07016, or at 1-800-368-5948. You may update your electronic address by contacting Registrar and Transfer Company.

If you hold your shares through a bank, brokerage firm or other nominee and you have not already done so, you can choose this electronic delivery option by contacting your nominee or by following the instructions provided when voting via the Internet. Your choice will remain in effect unless you revoke it by contacting your nominee. You may update your electronic address by contacting your nominee.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

Under SEC rules, delivery of each Notice of Internet Availability of Proxy Materials or a single proxy statement and annual report, as applicable, in a single envelope to two or more investors sharing the same mailing address is permitted, under certain conditions. This procedure, called “householding,” is available if all of the following criteria are met:

•	you have the same address as other shareholders registered on our books;

•	you have the same last name as the other shareholders; and

•	your address is a residential address or post office box.

If you meet these criteria, you are eligible for householding and the following terms apply. If you are not eligible, please disregard this notice.

INFORMATION REGARDING DIRECTORS AND OFFICERS

The following describes the age, positions, principal occupation and business experience during the past four years, and other directorships of our directors and officers. All nominees have consented to being named herein and have indicated their intention to serve as directors of the Company, if elected, until the annual meeting of shareholders to be held in 2010 and until his successor is duly elected and qualified.

Directors

Daniel Dror	69	Chief Executive Officer, President and Chairman
Daniel Dror has served as Chairman of the Board and Chief Executive Officer of the Company since September 1997.  Mr. Dror served as Chairman of the Board and Chief Executive Officer of Hammonds Industries, Inc. (“Hammonds”), a public company and formerly a subsidiary of the Company from June 2007 until December 31, 2008.  From 1994 to 1997, Mr. Dror served as Chairman of the Board and Chief Executive Officer of Microtel International, Inc., a public company. From 1982 until 1993, Mr. Dror served as Chairman of the Board and Chief Executive Officer of Kleer-Vu Industries, Inc., a public company.

Charles R. Zeller	68	Director
Charles R. Zeller has been a Director of the Company since December 2000. Mr. Zeller was President of T.R.E. Enterprises, Inc., formerly a wholly-owned subsidiary of the Company. The Company sold its interest in T.R.E. in 2004. Mr. Zeller has over 35 years of experience as a real estate investor and developer, including shopping centers, office buildings, apartment complexes and the financing of such projects. Mr. Zeller has served as Chairperson of the Company's Audit Committee from December 2004 to April 2007 and has been appointed as Chairperson of the Company's Compensation Committee and Nominating Committee. Mr. Zeller served as a Director of Hammonds from August 16, 2007 until December 31, 2008.

Thomas J. Craft, Jr.	44	Director
Thomas J. Craft, Jr., a Florida attorney, specializes in federal securities laws and mergers and acquisitions. He practices securities law in Florida. Mr. Craft has more than 10 years of experience in federal securities matters as well as the public markets generally.  Mr. Craft has served on the board of directors of several public companies prior to joining the Company's board of directors on November 22, 2002. Mr. Craft has served as a member of our Audit Committee since 2002 and in April 2007 Mr. Craft was appointed as a member of our Compensation Committee and Nominating Committee. Mr. Craft has served as an officer and a director of Peregrine Industries, Inc., a public reporting company, since March 2004.

Robert W. Derrick, Jr.	49	Director and President of Delta Seaboard Well Service, Inc.
Robert W. Derrick, Jr. was appointed to the Board of Directors on February 19, 2004. Mr. Derrick has served as President of the Company's subsidiary, Delta Seaboard Well Service, Inc., since September 2002 and was Delta's Vice President from December 1989 until September 2002. Delta has been in the oil and gas business for more than 35 years, engaged in the sale of oil field pipe, tubular, well-completion work and provides work-over services for existing oil and gas wells.

John W. Stump, III	65	Director
John W. Stump, III elected by the Board to become a Director on April 20, 2007, previously served as a Director of the Company and Chairman of the Audit Committee from February 2004 through December 2004. Mr. Stump also served as Chief Financial Officer of the Company from August 1998 through October 2003. Mr. Stump is a Certified Public Accountant and has over twenty-five years of experience in financial and accounting management, SEC compliance and disclosure and services for public reporting companies. In April, 2007 the Board of Directors appointed Mr. Stump as Chairperson of the Audit Committee and as a member of the Compensation Committee and Nominating Committee. From July 2007 through the present, Mr. Stump has served as a Director of Hammonds and from January 1, 2009 Mr. Stump has served as Chief Financial Officer of Hammonds.

Officers

Sherry L. Couturier	48	Chief Financial Officer
Sherry L. Couturier, Chief Financial Officer of the Company since June 1, 2007 and has been with the company since August 1, 2006. From June 2007 through December 31, 2008, Ms. Couturier served as Chief Financial Officer and a Director of Hammonds. Ms. Couturier graduated with a B.S. in Accounting from the University of Alabama and has been a Certified Public Accountant since 1986.  She has held positions in both public and industry accounting.  Prior to joining the Company, Ms. Couturier served as a supervisor for various accounting departments and as a training and development consultant worked for El Paso Corporation for 14 years.

CORPORATE GOVERNANCE

Guidelines on Significant Corporate Governance Issues

In April 2007, the Board approved updated "Board Guidelines on Significant Corporate Governance Issues." The Guidelines are listed below. These guidelines are being published in this Proxy Statement to inform shareholders of the Board's current thinking with respect to selected corporate governance issues considered to be of significance to shareholders. The guidelines are only guidelines, not rigid rules. Nor is it intended that publication of these guidelines be interpreted as a representation that they will be strictly followed in each instance. The Board will continue to assess the appropriateness and efficacy of the guidelines and it is likely that changes or exceptions to the guidelines will be considered from time to time.

            1.             Selection of Chairman of the Board and Chief Executive Officer. The Board should be free to make this choice any way that seems best for the Company at a given point in time. In the future, the Board may determine to separate the functions of Chairman and Chief Executive Officer, by the amendment of the Company's By-laws. However, at this time, the Board believes that there is no reason to take action separating the Chairman of the Board capacity from the Chief Executive Officer capacity.

            2.              Executive Sessions of Outside Directors. The outside directors of the Board will meet in executive session at a regularly scheduled meeting at least once each year (other than the executive session to review Chief Executive Officer performance). The format of these meetings will include a discussion with the Chief Executive Officer on each occasion. These meetings should be scheduled in conjunction with a regular Board meeting. It is the policy of the Board that a director be selected by the outside directors to chair these executive sessions or assume other responsibilities which the outside directors as a whole might designate from time to time. Periodic executive sessions may be held telephonically from time to time during the year.

            3.              Number of Committees. The current committee structure of the Company, which includes an Audit Committee, Nominating Committee and a Compensation Committee, seems appropriate. There will, from time to time, be occasions in which the Board may want to form a new committee or disband a current committee depending upon the circumstances. Each of the committees shall be composed of at least three and not more than five members, including a chairperson, all of whom shall be "independent directors" as such term is defined in the rules and regulations of the NASDAQ Stock Market, Inc.

            4.              Assignment and Rotation of Committee Members. The Board is responsible, after consultation with the Chief Executive Officer and after consideration of the desires of individual Board members, for the assignment of Board members to various committees that may be formed from time to time, subject to the provisions of Section 3 above.

            5.              Frequency and Length of Committee Meetings. Each Committee chairperson, in consultation with Committee members, will determine the frequency and length of the meetings of the Committee. Meetings will normally be held around Board meetings.

            6.              Committee Agenda. The Chairperson of a Committee, in consultation with the appropriate members of management and staff, will develop a Committee's agenda.

            7.              Selection of Agenda Items for Board Meetings. The Chairman of the Board (and the Chief Executive Officer if the Chairman is not the Chief Executive Officer) will establish the agenda for each Board meeting. At the beginning of the year the Chairman will establish a schedule of agenda subjects to be discussed during the next year. Each Board member is free to suggest the inclusion of item(s) on the agenda. The Chief Executive Officer will be proactive in encouraging Board members to submit agenda items.

             8.              Board Materials Distributed in Advance. It is the sense of the Board that information and data that is important to the Board's understanding of the business to be conducted at that meeting be distributed in writing to the Board before the Board meets. Management will make every attempt to see that this material is as brief as possible while still providing the desired information.

            9.              Presentations. As a general rule, presentations on specific subjects should be sent to the Board members in advance so that Board meeting time may be conserved and discussion time focused on questions that the Board has about the subject. When there is no prior distribution of a presentation on a sensitive subject, it is the sense of the Board that each member be advised by telephone in advance of the meeting of the subject and the principal issues the Board will need to consider.

            10.             Regular Attendance of Non-Directors at Board Meetings. The Board supports the regular attendance at each Board Meeting of non-Board members including employees and others who provide significant service to the Company but are not necessarily part of management. Should the Chief Executive Officer want to add additional people as attendees on a regular basis, it is expected that this suggestion would be made to the Board for its concurrence.

            11.             Board Access to Management. Board members have complete access to management. It is assumed that Board members will use judgment to be sure that this contact is not distracting to the business operations of the Company and that such contact, if in writing, be copied to the Chairman and the Chief Executive Officer. Furthermore, the Board encourages the management to, from time to time, bring other managers and key persons into Board meetings who can provide additional insight into the items being discussed because of personal involvement in these areas.

            12.             Board Compensation Review. It is appropriate for the Chief Financial Officer of the Company once every other year to report to the Board the status of compensation in relation to other U.S. public companies. Changes in Board and management compensation, if any, should come at the suggestion of the Compensation Committee, with full discussion and approval by the Board.

            13.             Size of the Board. The Board presently has 5 members. It is the sense of the Board that a size of from 4 up to 5 is appropriate at this time. However, the Board would be willing to go to a somewhat larger size in order to accommodate the availability of an outstanding candidate(s) and depending upon any acquisitions.

            14.             Mix of Inside and Outside Directors. The Board believes that as a matter of policy, at least half and a majority of non-employee directors should comprise the Board. At present, more than half of the Board members are non-employees and shall be "independent directors". The Board will continue to consider qualified non-employee candidates to add to the Board in the future.

            15.             Board Membership Criteria. The newly established Nominating Committee shall be responsible for reviewing on an annual basis the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board. This assessment should include issues of diversity, age, skills such as understanding of management, organization, the Company's segments of operation, Corporate Governance requirements and background, among others - all in the context of an assessment of the perceived needs of the Board at that point in time.

            16.             Selection of New Director Candidates. The Nominating Committee shall be responsible, together with the Board, on an annual basis, for ensuring an appropriate structure for management succession and development, and an effective process for director selection and tenure. The Board shall share the screening process with the Nominating Committee with the direct input from the Chairman of the Board and Chief Executive Officer and the other members of the Board. There should be a full discussion at a Board meeting before the decision to invite qualified persons to join the Board is made.

            17.             Extending the Invitation to a New Potential Director to Join the Board. The invitation to join the Board should generally be extended by the Chairman acting together with the Nominating Committee on behalf of the Board after full Board approval. The new director will receive an orientation about the Company and its Corporate Governance philosophy.

            18.             Term Limits. The Board does not believe it should establish term limits. While term limits could help ensure that there are fresh ideas and viewpoints available to the Board, they hold the disadvantage of losing the contribution of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole. As an alternative to term limits, the Nominating Committee, in consultation with the Chief Executive Officer and Chairman of the Board, will review each director's continuation on the Board every year. This will also allow each director the opportunity to conveniently confirm his/her desire to continue as a member of the Board.

            19.             Formal Evaluation of the Chief Executive Officer. The Board or the Nominating Committee should make this evaluation annually, and it should be communicated to the Chief Executive Officer. The evaluation should be based on objective criteria including performance of the business, accomplishment of long-term strategic objectives, development of management, etc. The evaluation will be used by any Compensation Committee or by the Board in the course of its deliberations when considering the compensation of the Chief Executive Officer.

            20.             Succession Planning. There should be an annual report by the Chief Executive Officer to the Board on succession planning. There should also be available, on a continuing basis, the Chief Executive Officer's recommendation as to a successor should he/she be unexpectedly disabled.

            21.             Management Development. There will be an annual report to the Board by the Chief Executive Officer on the Company's program for management development. This report should be given to the Board at the same time as the succession planning report noted above or at such other Board meeting that may be held pursuant to the Company's By-laws.

Meetings and Committees

Board and Audit Committee Meetings

During 2008, our Board of Directors held 19 meetings, including actions by consent in accordance with our By-laws. The Audit Committee also met 2 times prior to filing the Company's 2008 Annual Report on Form 10-K. The Audit Committee will meet from time to time to address issues within its jurisdictions. Average attendance by directors at regular and special Board and committee meetings was approximately 100% and all directors attended 100% of the meetings of the Board and the Audit Committee on which they served during 2008. It should also be noted that directors discharge their responsibilities throughout the year not only at meetings, but through personal meetings and other communications, including considerable telephone contact with the Chairman and Chief Financial Officer regarding matters of interest and concern to us.

Members of the Audit Committee: John W. Stump, III, Chairperson, Charles R. Zeller, and Thomas J. Craft, Jr. serve as members of our Audit Committee. The Audit Committee was established in November 2002. The Audit Committee is composed of "independent directors," as defined in the rules and regulations of the NASDAQ Stock Market.  Our Board of Directors determined in April 2007 that it was in our best interests and in the best interests of our shareholders to have Mr. Stump to become Chairperson of the Audit Committee because of his more than 25 years of experience as a certified public accountant in accounting and financial management, internal controls, SEC compliance, corporation finance and related financial and corporate experience, which the Board of Directors deemed to be exceptional qualifications. See Nominees for Election of Directors. The entire Board of Directors performed the Audit Committee functions prior to the establishment of the Audit Committee in November 2002 and handled any related matters in its special and regular meetings prior to the organization of the Audit Committee.

Audit Committee Report

The Audit Committee is appointed by the Company’s Board of Directors to assist the Board in overseeing (1) the quality and integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditor and (4) the Company’s compliance with legal and regulatory requirements. The authority and responsibilities of the Audit Committee are set forth in a written Audit Committee Charter adopted by the Board, filed as a part of the Company's Definitive Proxy Statement for the Annual Meeting of Shareholders on June 19, 2003. The Charter grants to The Audit Committee, sole responsibility for the appointment, compensation and evaluation of the Company’s independent auditor and the internal auditors for the Company, as well as establishing the terms of such engagements. The Audit Committee has the authority to retain the services of independent legal, accounting or other advisors as the Audit Committee deems necessary, with appropriate funding available from the Company, as determined by the Audit Committee, for such services. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval.

The Audit Committee is responsible for overseeing the Company’s overall financial reporting process. In fulfilling its oversight responsibilities for the financial statements for the Company fiscal year ended December 31, 2008, the Audit Committee:

- Reviewed and discussed the annual audit process and the audited financial statements for the fiscal year ended December 31, 2008 with management and GBH CPAs, PC, the Company’s independent auditor;

- Discussed with management and GBH CPAs, PC the adequacy of the system of internal controls;

- Discussed with GBH CPAs, PC the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

- Received written disclosures and a letter from GBH CPAs, PC regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee discussed with GBH CPAs, PC its independence.

The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate. In addition, the Audit Committee’s meetings included executive sessions with the Company’s independent auditors and the Company’s accounting and reporting staff, in each case without the presence of the Company’s management.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. Also, in its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditor, who in their report, express an opinion on the conformity of the Company’s annual financial statements to accounting principles generally accepted in the United States of America.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and GBH CPAs, PC, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the SEC.

AUDIT COMMITTEE
John W. Stump III, Chairman
Charles R. Zeller,
Thomas J. Craft, Jr.

Nominating and Governing Committee

In April 2007, the Board of Directors of the Company established a Nominating and Governing Committee, to be composed of at least three, but not more than five, persons, all of whom shall be "independent directors," as defined in the rules and regulations of the NASDAQ Stock Market. The Nominating and Governing Committee members are: Charles R. Zeller, Chairperson, John W. Stump, III and Thomas J. Craft, Jr.

The Nominating and Governing Committee is responsible for: (a) assisting the Board in determining the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board; (b) identifying highly qualified individuals meeting those criteria to serve on the Board; (c) proposing to the Board a slate of nominees for election by the shareholders at the Annual Meeting of Shareholders and prospective director candidates in the event of the resignation, death, removal or retirement of directors or a change in Board composition requirements; (d) reviewing candidates nominated by shareholders for election to the Board; (e) developing plans regarding the size and composition of the Board and its committees; (f) reviewing management succession plans; (g) developing and recommending to the Board a set of corporate governance principles applicable to the Company and reviewing established corporate governance guidelines of the Board at least annually and monitoring and making recommendations to the Board with respect to the corporate governance principles applicable to the Company; and (h) such other functions as the Board may from time to time assign to the Nominating and Governing Committee. In performing its duties, the Nominating and Governing Committee shall seek to maintain an effective working relationship with the Board and the Company’s management.

The Nominating and Governing Committee shall meet as necessary, but at least once each year, to enable it to fulfill its responsibilities. Meetings will be held at the call of the Chairperson, Mr. Zeller, typically in conjunction with regular meetings of the Company's Board, by conference call or by any means permitted by law or the Company's By-laws.

Compensation Committee

In April 2007, the Board of Directors of the Company established a Compensation Committee, to be composed of at least three, but not more than five, persons, all of whom shall be "independent directors," as defined in the rules and regulations of the NASDAQ Stock Market. The Compensation Committee's members are: Charles R. Zeller, Chairperson,  John W. Stump, III and Thomas J. Craft, Jr.

The Compensation Committee has been established to: (a) review and approve the Company’s stated compensation philosophy, strategy and structure and assist the Board in ensuring that a proper system of long-term and short-term compensation is in place to provide performance-oriented incentives to management, and that compensation plans are appropriate and competitive and properly reflect the objectives and performance of management and the Company; (b) discharge the Board’s responsibilities relating to compensation of the executive officers of the Company and its subsidiaries; (c) evaluate the Company’s Chief Executive Officer and set his or her remuneration package; (d) evaluate the other executive officers of the Company and its subsidiaries and set their remuneration packages; (e) prepare an annual report on executive compensation for inclusion in the Company’s  Proxy Statement; (f) make recommendations to the Board with respect to incentive-compensation plans and equity-based plans; and (g) perform such other functions as the Board may from time to time assign to the Compensation Committee. In performing its duties, the Compensation Committee shall seek to maintain an effective working relationship with the Board and the Company’s management.

The Compensation Committee shall meet as necessary, but at least once each year, to enable it to fulfill its responsibilities. Meetings will be held at the call of the Chairperson, Mr. Zeller, typically in conjunction with regular meetings of the Company's Board, by conference call or by any means permitted by law or the Company's By-laws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The Company encourages stock ownership by its directors, officers and employees to align their interests with the interests of shareholders. We believe this policy has played a significant role in the progress of the Company and will, ultimately, lead to beneficial future returns for our shareholders. We foster stock ownership through various measures, such as stock option grants and restricted stock awards, from time to time.

By Directors and Executive Officers

The table below discloses any person (including any "group") who is known to the Registrant to be the beneficial owner of more than five (5%) percent of the Registrant's voting securities and each executive officer and director. At August 24, 2009, the Registrant had 8,844,615 shares of common stock issued.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class(1)
Common Stock	Daniel Dror, CEO and Chairman 601 Cien Street, Suite 235, Kemah, TX 77565	246,802 shares (1)	2.7%
Common Stock	Charles R. Zeller, Director 601 Cien Street, Suite 235, Kemah, TX 77565	5,320 shares (2)	0.1%
Common Stock	Sherry L. Couturier, CFO 601 Cien Street, Suite 235, Kemah, TX 77565	79,720 shares	0.9%
Common Stock	Thomas J. Craft, Jr., Director 5420 North Ocean Ave., Suite 1605, Singer Island, FL 33404	0 shares	0.0%
Common Stock	Robert W. Derrick, Jr., Director 1212 West Sam Houston Parkway North, Houston, TX 77043	9,394 shares	0.1%
Common Stock	John W. Stump, III, Director 601 Cien Street, Suite 235, Kemah, TX 77565	4,500 shares	0.0%
Common Stock	International Diversified Corporation Limited Ocean Centre, East Bay Street - P.O. Box SS-19084 Nassau, Bahamas	2,275,354 shares (3)	25.7%
Common Stock	All officers and directors as a group (6 people)	345,736 shares	3.9%

(1) Based upon 8,844,615 shares of Common Stock outstanding at August 24, 2009, except with respect to Mr. Dror’s percentage which is based upon 9,051,975 shares outstanding, which includes 207,360 shares underlying currently exercisable warrants.

(2) The J & J Zeller Trust, of which Mr. Zeller is the Trustee, holds 5,320 restricted shares.
(3) International Diversified Corporation Limited, a corporation owned by Elkana Faiwuszewicz, Daniel Dror's brother, owns 2,237,782 shares and Mr. Faiwuszewicz personally owns 37,572 shares. Mr. Dror is not an officer, director or shareholder of International Diversified Corporation Limited and he disclaims any beneficial interest in the shares owned by Mr. Faiwuszewicz or his corporation.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to us and the written representations from certain of the reporting persons that no other reports were required, we believe that during the fiscal year ended December 31, 2008, not all executive officers, directors and greater than ten (10%) percent beneficial owners have complied with the reporting requirements of Section 16(a).

The following tables contain compensation data for the Chief Executive Officer and other named executive officers of the Company for the fiscal year ended December 31, 2008:

Summary Compensation Table
		Annual Compensation			Long-term Compensation Awards

				Other Annual	Stock	Warrant	Total
		Salary	Bonus	Compensation	Award(s)	Award(s)	Compensation
Name and Principal Position	Year	($)	($)	($)	($) (1)	($)	($)
Daniel Dror, CEO	2008	174,175	48,500	17,438 (3)	401,166	88,063 (2)	729,342

Sherry L. Couturier, CFO	2008	86,667	7,250	6,879 (4)	29,000	-	129,796

Marc H. Fields, President of NPI	2008	187,834	-	-	-	-	187,834

Robert W. Derrick, Jr., President of Delta	2008	250,000	75,000	6,000 (5)	-	-	331,000

Ron Burleigh, Vice President of Delta	2008	220,725	75,000	42,037 (6)	-	-	337,762

Larry C. Shumate, President of SET (7)	2008	47,673	25,900	7,428 (8)	-	-	81,001

(1)
Reference is made to the Company’s Form 10-K for the year ended December 31, 2008 and specifically to "Stock-Based Compensation" in note 1 to the financial statements for valuation assumptions.  Daniel Dror received 100,000 restricted shares valued at $290,000 and Sherry Couturier received 10,000 shares valued at $29,000.

(2)
These warrants were valued at the grant date in accordance with FASB Statement No. 123R, "Accounting for Stock-Based Compensation" by using the Black-Scholes option-pricing model which approximates their fair value.  Reference is made to the Company’s Form 10-K for the year ended December 31, 2008 and specifically to "Capital Stock and Stock Options" in note 11 to the financial statements for valuation assumptions.  These warrants are exercisable at $4.86 per share until March 30, 2010 and are significantly "out-of-the-money" as of the issuance of this report.

(3)	Represents total payments for an automobile owned by the Company utilized by Mr. Dror.
(4)	Represents total payments for an automobile owned by the Company utilized by Ms. Couturier.
(5)	Represents payments for 401-K matching for Mr. Derrick.
(6)	Represents payments for personal insurance premiums for Mr. Burleigh in the amount of $37,208 and payments for 401-K matching in the amount of $4,829.
(7)	Mr. Shumate became President of SET on October 7, 2008.
(8)	Represents a vehicle allowance of $800 per month to Mr. Shumate and company-paid health insurance premiums of $1,676 per month.

Various key officials of American have entered into employment agreements with American. In July 2009, the CEO of American entered into a three-year employment agreement which provides for a monthly salary of $10,000 plus a bonus as determined by the Board of Directors. Also, the agreement provides for the grant of 200,000 restricted shares of American common stock on July 13, 2009, as an incentive to extend the employment agreement.  Additionally, beginning January 2008, the CEO will receive the equivalent of $10,000 in restricted shares of American common stock on a monthly basis for the remaining term of the agreement.  The CFO of American entered into a three-year employment agreement in July 2009, which provides for an annual salary of $110,000 plus a bonus as determined by the Board of Directors. Also, the agreement provides for the grant of 50,000 restricted shares of American common stock on July 13, 2009, as an incentive to extend the employment agreement.  The President of NPI previously entered into an at-will employment agreement that provides an annual salary of $195,000 plus a bonus based upon operating results of this subsidiary. The employment agreement also grants the President of NPI an option to purchase NPI common stock equal to 5% of NPI's equity at an exercise price of 5% of the total stockholder's equity, if NPI conducts an initial public offering of its common stock during the time of his employment. Delta’s President and Vice President entered into employment agreements that provide for an annual base salary of $150,000 each.  On October 7, 2008, Larry Shumate entered into a three-year employment agreement with SET to serve as President of SET, which provides for an annual salary of $185,000 plus a bonus as determined by the Board of Directors.  The employment agreement provides for health and life insurance coverage and a vehicle allowance of $800 per month.  After two consecutive years of Earnings Before Interest, Depreciation and Amortization (EBITDA) of greater than $1,000,000 for the years ended December 31, 2009 and 2010, based on the financial statements of SET included in the Company’s audited consolidated financial statements, Mr. Shumate shall be entitled to a non-qualified option to purchase for $100 unencumbered shares of common stock of SET equal to 10% percent of all shares outstanding of SET, which option would be exercisable 30 days after the issuance of the December 31, 2010 audited financial statements of the Company.

Grants of Plan-Based Awards

Name	Grant date	Stock awards: Number of shares of stock or units (#)		Warrant awards: Number of securities underlying options (#)	Exercise or base price of warrant awards ($/Sh)	Grant date fair value of stock and warrant awards
Daniel Dror, CEO	March 30, 2008			207,360	4.86	88,063
	May 6, 2008	13,200		-	-	55,066
	July 9, 2008	6,600		-	-	23,100
	August 21, 2008	100,000	(1)	-	-	290,000
	December 8, 2008	18,750		-	-	33,000
Sherry L. Couturier, CFO	August 21, 2008	10,000	(1)	-	-	29,000

(1)	Restricted shares.

Outstanding Equity Awards at Fiscal Year-End

Name	Option awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Daniel Dror, CEO	207,360	-	-	4.86	March 30, 2010

Director Summary Compensation Table

The directors serve without cash compensation, but may be granted stock as bonus compensation from time to time. The table below summarizes the compensation paid by the Company to non-employee Directors for the fiscal year ended December 31, 2008.

Director Summary Compensation Table
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)	Change in Pension Value and Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Charles R. Zeller	-	2,900	-	0	-	2,900
Thomas J. Craft, Jr.	-	8,810	-	0	-	8,810
John W. Stump, III	15,000	12,620	-	0	-	12,620

(1) Daniel Dror, the Company’s Executive Chairman and Chairman of the Board, and Robert W. Derrick, Jr., the President of Delta, are not included in this table. The compensation received by Messrs. Dror and Derrick, as employees of the Company, is shown in the Executive Summary Compensation Table.
(2) Reference is made to the Company’s Form 10-K for the year ended December 31, 2008 and specifically to "Stock-Based Compensation" in note 1 to the financial statements for valuation assumptions.

TRANSACTIONS WITH RELATED PERSONS

The Company obtains approval from its entire Board of Directors prior to entering into any transactions with a related party or affiliate of the Company, including disclosure to the Board of Directors of such relationship prior to any action or vote of the Board of Directors. Prior to entering into any financing arrangement with any affiliated parties, disclosure is made to the Board of Directors regarding the terms and conditions of such related party transactions.

During the year ended December 31, 2008, the Company issued 138,550 shares of common stock to the CEO for services representing $401,166 of cost to the Company.

SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

Any shareholder proposals intended to be presented at an annual meeting of shareholders and considered for inclusion in our proxy materials must be received on or after March 15, 2010 and before April 15, 2010 and must comply with the procedures of Rule 14a-8 under the Exchange Act. Shareholder proposals failing to comply with the procedures of Rule 14a-8 under the Exchange Act will be excluded. If the date of our 2010 annual meeting is more than 30 days from November 18, 2010, we may publicly announce a different submission deadline from that set forth above, in compliance with the rules of the SEC.

Any shareholder proposals (other than those proposals seeking to nominate directors) that are intended to be presented at the annual meeting of shareholders in 2010 and not included in our proxy materials must comply with the advance notice provision of our by-laws. If we call the 2010 annual meeting of shareholders for a date between May 17, 2010 and June 16, 2010, we must receive notice of the proposal on or after February 12, 2010 and on or before March 15, 2010. If we call the 2010 annual meeting of shareholders for any other date, we must receive notice of the proposal by the close of business on the tenth day following the day we mailed notice of, or announced publicly, the date of the meeting, whichever occurs first. If notice is not received by March 15, 2010 (or the tenth day following the day we mail notice of, or announce publicly, the date of our 2010 annual meeting of shareholders, if such meeting is not called for a date between May 17, 2010 and June 16, 2010), the shareholder proposals will be deemed “untimely.”

PROPOSAL 1

ELECTION OF DIRECTORS

Each director holds office until the annual meeting of shareholders of the Corporation next succeeding his election or until his or her successor is duly elected and qualified. Our Board of Directors, by the vote of a majority of the entire Board, may fix the number of directors. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by the vote of a majority of the directors then in office, although less than a quorum. When one or more directors resign from our Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations become effective and each director so chosen shall hold office until the next election of directors and until their successors are elected and qualified.

Currently, our Board of Directors consists of five (5) directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by our Board of Directors, unless the Board reduces the number of directors accordingly. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

The following describes the age, position with the Company, principal occupation and business experience during the past five years, and other directorships of each nominee, except incumbent nominees, which information is included under the section entitled "Information Regarding Directors and Officers" above.

Nominees for Election as Directors

Incumbent Nominees

DANIEL DROR, 69, has been Chairman of the Board, CEO and President since September 1997.

CHARLES R. ZELLER, 68, has been a director since December 2000.

THOMAS J. CRAFT, JR., 44, has been a director since November 2002.

ROBERT W. DERRICK, JR., 49, has been a director since February 2004 and is President of Delta Seaboard Well Service, Inc., a majority-owned subsidiary.

JOHN W. STUMP, III, 65, has been a director since April 2007.

Vote Required and Board of Directors Recommendation

Directors will be elected by an affirmative vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Abstentions or broker non-votes as to the election of directors will not affect election of the candidates receiving the plurality of votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1,
THE ELECTION OF ALL FIVE (5) NOMINEES NAMED ABOVE.

PROPOSAL 2

APPROVAL OF GBH CPAs, PC AS INDEPENDENT AUDITORS FOR 2009

Our Audit Committee has selected GBH CPAs, PC as the independent auditors for 2009. Arrangements have been made for a representative of GBH CPAs, PC to attend the Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate stockholder questions. The selection of GBH CPAs, PC as our independent auditors must be ratified by a majority of the votes cast at the Meeting. GBH CPAs, PC is registered with the Public Company Accounting Oversight Board (“PCAOB”) and is duly authorized to perform audits of SEC registrants.

Audit Fees

The following table sets forth the following: under "Audit Fees" the aggregate fees billed for  the past year for professional services rendered by the principal accountant for the audit of the Company's financial statements and review of financial statements included in the Company's quarterly reports; under "Audit-Related Fees" the aggregate fees billed in each of the last year for assistance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements; under "Tax Fees" the aggregate fees billed in the last year for professional services rendered by the principal accountant for tax compliance, advice and planning; and under "All Other Fees" the aggregate fees billed in the last year for products and services provided by the principal accountant.

December 31, 2008
Audit Fees	$58,000
Audit-Related Fees	44,415
Tax fees	-
All other fees	2,910

 THE BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2 TO RATIFY AND
APPROVE GBH CPAs, PC AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2009.

Confidentiality

It is our policy that all proxies, ballots and voting materials that identify the particular vote of a shareholder, be kept confidential and not disclosed, except in the following circumstances:

• to allow the independent election inspectors to certify the results of the vote;
• as necessary to meet applicable legal requirements, including the pursuit or defense of a judicial action;
• where we conclude in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots, or votes, or as to the accuracy of the tabulation of such proxies, ballots, or votes;
• where a shareholder expressly requests disclosure or has made a written comment on a proxy card;  and
• where contacting shareholders by us is necessary to obtain a quorum, the names of shareholders who have or have not voted (but not how they voted) may be disclosed to us by the independent election inspectors.

OTHER BUSINESS

As of the date of this Proxy Statement, management knows of no other matters to be brought before the shareholders at the Annual Meeting. Should any other matters properly come before the meeting, action may be taken thereon pursuant to the proxies in the form enclosed, which confer discretionary authority on the persons named therein or their substitutes with respect to such matters.

By Order of the Board of Directors /s/ Rebekah Laird-Ruthstrom Rebekah Laird-Ruthstrom Corporate Secretary
Kemah, TX August __, 2009

ADMISSION TICKET - RETAIN FOR ADMITTANCE
THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
AMERICAN INTERNATIONAL INDUSTRIES, INC.

601 Cien Street - Suite 235
Kemah. TX 77565-3077
(281) 334-9479
PROXY FOR 2009 ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 18, 2009

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the date of the Meeting.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on November 17, 2009. Please have your proxy card in hand when you access the Web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-XXX-XXXX
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on November 17, 2009. Please have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, American Int’l Industries, Inc., c/o Registrar and Transfer Company, P.O. Box XXX, Canford, NJ 07016.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future Notices of Internet Availability of Proxy Materials, proxy statements, proxy cards and Annual Reports on Form 10-K electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. For further details regarding the election of electronic delivery, please see the "Notice of Electronic Availability of Proxy Materials" section of our proxy statement.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. THE ELECTION OF DIRECTORS AND
"FOR"PROPOSAL 2. THE RATIFICATION OF THE APPOINTMENT OF GBH CPAs, PC AS INDEPENDENT AUDITORS FOR 2009

1.	Election of Directors. To elect five (5) directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

NOMINEES
[ ]	FOR ALL NOMINEES	[ ]	Daniel Dror
		[ ]	Charles R. Zeller
[ ]	WITHHOLD AUTHORITY FOR ALL NOMINEES	[ ]	Robert W. Derrick, Jr.
		[ ]	Thomas J. Craft, Jr.
[ ]	FOR ALL EXCEPT	[ ]	John W. Stump, III
(See instructions below)

INSTRUCTIONS:To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the [ ] next to each nominee you wish to withhold, as shown here: [ x ]

2.	Approval of GBH CPAs, PC as independent auditors for 2009	FOR	AGAINST	ABSTAIN
		[ ]	[ ]	[ ]

Please sign as name(s) appear(s) hereon. Give full title if you are signing for a corporation, partnership or other entity, or as an attorney, administrator, executor, guardian, trustee or in any other representative capacity.

Date	Signature	Date	Signature

Notice of 2009 Annual Meeting of Shareholders
Wednesday, November 18, 2009, 10:30 a.m. CDT

Please present this ticket for admittance of shareholder(s) named on the front, together with one guest per shareholder.

Annual Meeting Agenda
10:00 a.m. Doors Open to Meeting Room
10:30 a.m. Welcome and Introduction; Matters for Shareholder Vote

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
Proxy Statement and the Annual Report on Form 10-K are available at www.proxyvote.com.

  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF SHAREHOLDERS ON NOVEMBER 18, 2009.

The undersigned shareholder(s) of American International Industries, Inc., a Nevada corporation, hereby revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, mailed to shareholders of record on September 30, 2009, and hereby appoints Daniel Dror and Rebekah Laird Ruthstrom, and each of them, the Proxies and Attorneys in Fact of the undersigned, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2009 Annual Meeting of Shareholders of American International Industries, Inc. to be held on November 18, 2009 at 10:30 a.m., local time, at Landry's, #1 Kemah Boardwalk, Kemah TX 77565, and at any adjournment or postponement thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if personally present on any of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

The undersigned acknowledges receipt of the notice of annual meeting of shareholders, the proxy statement and the Annual Report on Form 10-K of American International Industries, Inc.

The shares represented by this proxy card will be voted in accordance with your instructions if the card is signed and returned. If you are voting with this proxy card, please mark your choices on the other side of this proxy card, sign it below and return it promptly to Vote Processing, American International Industries, Inc., c/o Registrar and Transfer Company, P.O. Box XXX, Canford, NJ 07016.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)